2017 Q4 Supplemental Information

Introduction Executive Summary 3 Company Profile & Investor Contacts 4 Capitalization Analysis & Research Coverage 5 2018 Guidance 6 Financial Information Consolidated Balance Sheet - GAAP 7 Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures 8 Consolidated Statements of Operations - GAAP 9 Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures 10 11 Net Operating Income 12 Third-Party Management Income 13 Capital Expenditure Summary 14 Debt Overview 15 Debt Covenant Compliance 16 Debt Maturities 17 Summary of Unconsolidated Joint Ventures 18 Operational & Portfolio Information Key Operating Metrics 19 Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue 20 Property Overview - Square Feet & Occupancy 21 Occupancy Summary 22 Leasing Summary 23 Lease Expiration Schedule 24 Lease Expiration by Market 25 Top 20 Tenants & Tenant Industry Profile 26 Transaction Activity (1/1/15 - 2/15/18) 27 - 28 Additional Information 29 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) 29 30 30 31 32 Definitions 33 Forward Looking Statements: Supplemental Information - Q4 2017 2 This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; our 2018 guidance; our ability to obtain future financing; future acquisitions and dispositions of operating assets; future repurchases of common stock; and market and industry trends. Readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other owners and operators of real estate); adverse economic or real estate developments in the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, and the ability to refinance indebtedness as it comes due; reductions in asset valuations and related impairment charges; risks associated with downturns in foreign, domestic and local economies, changes in interest rates; potential liability for uninsured losses and environmental contamination; risks associated with joint ventures; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that would cause actual results to differ materially from those presented in our forward-looking statements see our Annual Report on Form 10-K for the year ended December 31, 2017 and subsequently filed periodic reports. On the Cover: New York. Columbia Property Trust, Inc. Table of Contents Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) Reconciliation of Net Income to Normalized Funds From Operations (NFFO) Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents) Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO)

Columbia Property Trust, Inc. Executive Summary Supplemental Information – Q4 2017 3 Financial Results & Guidance:  For the fourth quarter of 2017, net loss per diluted share was $(0.01) (page 9) and Normalized FFO (NFFO)(1) per diluted share was $0.32 (page 11), cash flows from operations were $14.8 million (page 29) and Adjusted FFO (AFFO) (1) was $17.3 million (page 11).  For 2017, net income per diluted share was $1.45 (page 9) and NFFO per diluted share was $1.14 (page 11), cash flows from operations were $61.9 million (page 29) and AFFO was $78.6 million (page 11).  We are issuing 2018 guidance for Net Income in a range of $2.68 to $2.73 per diluted share, and for NFFO in a range of $1.41 to $1.46 per diluted share. See page 6 for more information regarding our guidance.  Over the next seven months, economic occupancy is expected to increase substantially from the current level of 82.9% as new leases commence and free-rent burns off (page 21), resulting in same-store net operating income (NOI)(1) growth, higher cash flows, and increased NFFO and AFFO. Quarterly Highlights:  During 2017, we acquired $942.3 million of properties in New York and Washington, D.C., including the following fourth quarter acquisitions (page 27): - On October 11, 2017, we acquired a 55% interest in 1800 M Street in Washington, D.C. for $231.6 million, through a joint venture. - On October 11, 2017, we acquired 245-249 West 17th Street and 218 West 18th Street, both in New York, for $514.1 million. - On November 28, 2017, we acquired 149 Madison Avenue in New York, for $87.7 million. We are planning to redevelop this property.  On February 1, 2018, we sold an additional 22.5% interest in University Circle and 333 Market Street to Allianz, our joint venture partner, for $235.3 million. These proceeds were used to pay down debt.  Our portfolio is now 96.2% leased (page 21). During the fourth quarter of 2017, we leased 1.3 million square feet (page 23), including a new twelve-year, 161,000-square-foot lease with Arby’s at Three Glenlake in Atlanta and an 824,000- square-foot lease extension with Westinghouse at Cranberry Woods in Pittsburgh. Capitalization:  On November 27, 2017, we closed on a $300.0 million, one-year unsecured bridge loan, which was used to repay line of credit borrowings used to fund third and fourth quarter acquisitions (page 15). On February 2, 2018, the $300.0 million bridge loan was paid down to $180.0 million.  During 2017, we repurchased $57.6 million of our common stock (2.7 million shares at an average price of $21.46/share). No shares were repurchased during the fourth quarter of 2017 (page 5).  For the fourth quarter of 2017, we paid dividends of $0.20 per share ($0.80 annualized), consistent with the first three quarters of 2017 (page 5). (1) For definitions and reconciliations of these non-GAAP financial metrics see pages 29 - 33.

Columbia Property Trust, Inc.

Company Profile & Investor Contacts

Company Overview

Columbia Property Trust (NYSE: CXP) owns and operates Class-A office buildings primarily in competitive CBD locations within high-barrier-to-entry markets. As of December 31, 2017, our portfolio included 19 operating properties, of which 14 are wholly-owned and five are owned through unconsolidated joint ventures, containing 9.2 million square feet, concentrated in New York, San Francisco, and Washington, D.C. Columbia carries an investment-grade rating from both Moody's (Baa2 / Stable) and Standard & Poor's (BBB / Stable).

When evaluating the Company's performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This report includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. We share control of the operations of the properties owned through unconsolidated joint ventures, and recognize that proportional financial data may not depict all of the legal and economic implications of our interest in these joint ventures.

For more information about Columbia, please visit our website at www.columbia.reit.

Executive and Senior Management

E. Nelson Mills
Chief Executive Officer,
President and Director

James A. Fleming
Executive Vice President
Chief Financial Officer

Linda M. Bolan
Senior Vice President
Property Management
and Sustainability

David S. Dowdney
Senior Vice President
Leasing

Wendy W. Gill
Senior Vice President
Corporate Operations
Chief Accounting Officer

Kevin A. Hoover
Senior Vice President
Portfolio Management
and Transactions

Amy C. Tabb
Senior Vice President
Business Development

Board of Directors

Carmen M. Bowser
Independent Director

Charles R. Brown
Independent Director

Richard W. Carpenter
Independent Director

John L. Dixon
Independent Director
Chairman

David B. Henry
Independent Director

Murray J. McCabe
Independent Director

E. Nelson Mills
Chief Executive Officer
President

Constance B. Moore
Independent Director

Michael S. Robb
Independent Director

George W. Sands
Independent Director

Thomas G. Wattles
Independent Director

Investor Relations

James A. Fleming
Executive Vice President & Chief Financial Officer
T 404-465-2126
E Jim.Fleming@columbia.reit

Matt Stover
Director - Finance & Investor Relations
T 404-465-2227
E Matt.Stover@columbia.reit

Shareholder Services

T 855-347-0042 (toll free)
F 816-701-7629
E shareholders@columbia.reit

Corporate Counsel

King & Spalding LLP
1180 Peachtree Street
Atlanta, GA 30309
T 404-572-4600
www.kslaw.com

Supplemental Information - Q4 2017 4

Columbia Property Trust, Inc.

Capitalization Analysis & Research Coverage

Unaudited ($ & shares in thousands except for per-share data and percentages)

	Three Months Ended				
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Common Stock Data					
Weighted-Average Shares Outstanding - Basic	119,383	120,293	121,534	122,003	122,709
Weighted-Average Shares Outstanding - Diluted	119,841	120,529	121,909	122,329	122,855
High Closing Price	$23.16	$22.63	$23.13	$23.43	$22.22
Low Closing Price	$20.94	$20.62	$21.45	$21.20	$20.47
Average Closing Price	$22.18	$21.53	$22.24	$22.30	$21.33
Closing Price (as of period end)	$22.95	$21.77	$22.38	$22.25	$21.60
Dividends / Share (annualized)	$0.80	$0.80	$0.80	$0.80	$1.20
Dividend Yield (annualized) (1)	3.5%	3.7%	3.6%	3.6%	5.6%
Common Shares Outstanding (1)	119,789	119,804	121,235	122,451	122,184
Market Value of Common Shares (1)	$2,749,158	$2,608,133	$2,713,239	$2,724,535	$2,639,174
Total Market Capitalization (1) (2)	$4,540,084 (3)	$3,947,861 (3)	$4,227,763	$4,240,481	$4,229,526
Common Stock Repurchases					
Shares Purchased	-	1,431	1,252	-	1,294
Weighted-Average Price Per Share	-	$21.02	$21.95	-	$21.46
Total Value of Shares Purchased	-	$30,092	$27,470	-	$27,769

Equity Research Coverage

BMO Capital Markets Inc.
John P. Kim
212-885-4115

Evercore ISI
Sheila McGrath
212-497-0882

Goldman Sachs
Andrew Rosivach
212-902-2796

JMP Securities
Mitch Germain
212-906-3546

Morgan Stanley
Vikram Malhotra
212-761-7064

SunTrust Robinson Humphrey
Michael R. Lewis
212-319-5659

Debt Research Coverage

J.P. Morgan Securities
Mark Streeter
212-834-5086

Rating Agencies

Moody's Investor Services
Lori Marks
212-553-1098

Standard & Poor's
Fernanda Hernandez
212-438-1347

(1) Based on closing price and ending shares for the last trading day of quarter.
(2) Market value of shares plus gross debt as of quarter end.
(3) Excludes the $49 million mortgage note on 263 Shuman Boulevard, which matured in July 2017. The company is in the process of transferring the property to the lender.

Supplemental Information - Q4 2017 5

Unaudited Per share Low High Net Income $2.68 $2.73 Real Estate Depreciation & Amortization (1.27) (1.27) Funds From Operations $1.41 $1.46 Normalized Funds From Operations $1.41 $1.46 2018 Portfolio Assumptions l Same Store NOI - Cash 10% - 12% l Leased percentage at year end: 94% - 96% l G&A Expenses - corporate l Weighted-average common shares outstanding - diluted: 120M Supplemental Information - Q4 2017 6 NOTE: These estimates reflect management's view of current market conditions and incorporate certain economic and operational assumptions and projections. This annual guidance includes the continued repositioning of the portfolio based on the above assumptions. Actual results could differ from these estimates. Note that individual quarters may fluctuate on both a cash basis and a GAAP basis due to the timing of dispositions, lease commencements and expirations, the timing of repairs and maintenance, capital expenditures, capital markets activities and one-time revenue or expense events. In addition, the Company's guidance is based on information available to management as of the date of this release. Columbia Property Trust, Inc. 2018 Guidance Twelve Months Ending 12/31/2018 $33M - $35M Investor Conference Call and Webcast: The Company will host a conference call and live audio webcast, both open for the general public to hear, on Thursday, February 15, 2018, at 5:00 p.m. ET to discuss financial results and business highlights. The number to call for this interactive teleconference is (412) 542-4180. A replay of the conference call will be available through February 22, 2018, by dialing (877) 344-7529 and entering the confirmation number, 10115376. A webcast of the call will also be available at the company's website, www.columbia.reit.

Columbia Property Trust, Inc.

Consolidated Balance Sheet - GAAP

Unaudited (in thousands)

	As of Period End				
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Assets:					
Real estate assets, at cost:					
Land	$ 825,208	$ 609,110	$ 751,351	$ 751,351	$ 751,351
Buildings and improvements	2,452,215	2,082,425	2,588,909	2,573,407	2,556,607
Buildings and improvements, accumulated depreciation	(388,796)	(377,795)	(471,029)	(455,392)	(435,457)
Intangible lease asset	293,325	254,649	282,338	303,318	306,088
Intangible lease asset, accumulated amortization	(94,065)	(89,950)	(99,910)	(115,904)	(112,777)
Construction in progress	44,742	49,255	49,069	36,278	36,188
Real estate assets held for sale	-	-	-	-	593,297
Real estate assets held for sale, accumulated depreciation	-	-	-	-	(180,791)
Total real estate assets	**$ 3,132,629**	**$ 2,527,694**	**$ 3,100,728**	**$ 3,093,058**	**$ 3,514,506**
Investment in unconsolidated joint ventures (page 8)	943,242	698,105	125,584	126,691	127,346
Cash and cash equivalents	9,567	382,730	506,538	554,655	216,085
Tenant receivables, net of allowance for doubtful accounts	2,128	2,814	4,002	5,290	7,163
Straight line rent receivable	92,235	80,128	77,875	71,601	64,811
Prepaid expenses and other assets	27,683	75,802	39,815	40,647	24,275
Intangible lease origination costs	100,424	83,599	117,357	126,849	128,857
Intangible lease origination costs, accumulated amortization	(57,465)	(55,532)	(68,771)	(75,523)	(74,578)
Deferred lease costs	167,560	152,656	155,687	151,746	148,552
Deferred lease costs, accumulated amortization	(26,464)	(24,716)	(25,838)	(24,561)	(22,753)
Investment in development authority bonds	120,000	120,000	120,000	120,000	120,000
Other assets held for sale	-	-	-	-	79,681
Other assets held for sale, accumulated amortization	-	-	-	-	(34,152)
Total assets	**$ 4,511,539**	**$ 4,043,280**	**$ 4,152,977**	**$ 4,190,453**	**$ 4,299,793**
Liabilities:					
Line of credit and notes payable	$ 974,176	$ 522,978	$ 648,774	$ 650,196	$ 724,602
Bonds payable	700,000	700,000	700,000	700,000	700,000
Discount and fees on notes and bonds payable	(9,235)	(9,049)	(9,250)	(9,663)	(10,164)
Accounts payable, accrued expenses, and accrued capital expenditures	125,002	129,802	140,151	125,743	131,028
Distributions payable	23,961	-	-	-	36,727
Deferred income	18,481	15,756	19,392	19,329	19,694
Intangible lease liabilities	46,878	29,328	69,006	74,729	77,939
Intangible lease liabilities, accumulated amortization	(19,660)	(19,437)	(39,939)	(43,750)	(44,564)
Obligations under capital leases	120,000	120,000	120,000	120,000	120,000
Liabilities held for sale	-	-	-	-	43,002
Liabilities held for sale, accumulated amortization	-	-	-	-	(1,239)
Total liabilities	**$ 1,979,603**	**$ 1,489,378**	**$ 1,648,134**	**$ 1,636,584**	**$ 1,797,025**
Equity:					
Common stock	$ 1,198	$ 1,198	$ 1,211	$ 1,224	$ 1,221
Additional paid in capital	4,487,071	4,485,368	4,513,922	4,539,144	4,538,912
Cumulative distributions in excess of earnings	(1,957,236)	(1,931,927)	(2,009,405)	(1,986,250)	(2,036,482)
Other comprehensive loss	903	(737)	(885)	(249)	(883)
Total equity	**$ 2,531,936**	**$ 2,553,902**	**$ 2,504,843**	**$ 2,553,869**	**$ 2,502,768**
Total liabilities and equity	**$ 4,511,539**	**$ 4,043,280**	**$ 4,152,977**	**$ 4,190,453**	**$ 4,299,793**

Supplemental Information - Q4 2017 7

Columbia Property Trust, Inc.

Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures (1)

Unaudited (in thousands)

	As of Period End				
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Assets:					
Real estate assets, at cost:					
Land	$ 257,231	$ 188,077	$ 77,841	$ 77,841	$ 77,841
Buildings and improvements	852,317	708,031	205,062	203,973	203,534
Buildings and improvements, accumulated depreciation	(31,298)	(24,745)	(10,912)	(9,375)	(7,708)
Intangible lease asset	47,465	22,033	1,817	2,214	2,222
Intangible lease asset, accumulated amortization	(4,640)	(2,953)	(609)	(861)	(723)
Construction in progress	4,409	4,220	1,767	1,826	1,700
Total real estate assets	**$ 1,125,484**	**$ 894,663**	**$ 274,966**	**$ 275,618**	**$ 276,866**
Cash and cash equivalents	27,931	12,350	3,090	2,352	4,794
Tenant receivables, net of allowance for doubtful accounts	1,721	1,055	155	179	122
Straight line rent receivable	16,274	15,520	7,696	7,175	6,272
Prepaid expenses and other assets	3,763	3,178	288	306	170
Intangible lease origination costs	35,057	23,963	1,447	1,524	1,526
Intangible lease origination costs, accumulated amortization	(3,652)	(2,603)	(422)	(425)	(353)
Deferred lease costs	22,570	21,245	15,340	15,120	14,833
Deferred lease costs, accumulated amortization	(2,950)	(2,404)	(1,813)	(1,503)	(1,168)
Total assets	**$ 1,226,198**	**$ 966,967**	**$ 300,747**	**$ 300,346**	**$ 303,062**
Liabilities:					
Line of credit and notes payable	$ 165,750	$ 165,750	$ 165,750	$ 165,750	$ 165,750
Fees on notes payable	(149)	(155)	(162)	(169)	(176)
Accounts payable, accrued expenses, and accrued capital expenditures	31,822	25,263	7,320	5,477	7,604
Deferred income	3,488	1,624	526	748	569
Intangible lease liabilities	121,455	113,042	2,523	2,548	2,561
Intangible lease liabilities, accumulated amortization	(7,379)	(5,840)	(794)	(699)	(592)
Total liabilities	**$ 314,987**	**$ 299,684**	**$ 175,163**	**$ 173,655**	**$ 175,716**
Total equity	**$ 911,211**	**$ 667,283**	**$ 125,584**	**$ 126,691**	**$ 127,346**

Total equity	**$ 911,211**	**$ 667,283**	**$ 125,584**	**$ 126,691**	**$ 127,346**
Basis differences, net of $524K of accumulated amortization (2)	32,031	30,822	-	-	-
Investment in unconsolidated joint ventures (page 7)	**$ 943,242**	**$ 698,105**	**$ 125,584**	**$ 126,691**	**$ 127,346**

(1) Reflects CXP's ownership share of assets and liabilities for properties held in unconsolidated joint ventures (see page 18).
(2) Reflects differences between historical costs recorded at the joint venture level and CXP's investment in the joint ventures. Basis differences result from differences in the timing of each partner's acquisition of an interest in the joint venture, and formation costs incurred by CXP, and are being amortized to income (loss) from unconsolidated joint ventures over the life of the related asset or liability.

Supplemental Information - Q4 2017 8

Columbia Property Trust, Inc.

Consolidated Statements of Operations - GAAP

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2017	12/31/2016	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Revenues:							
Rental income	$ 257,059	$ 366,186	$ 63,750	$ 55,015	$ 67,121	$ 71,173	$ 85,472
Tenant reimbursements	23,511	69,770	4,902	3,053	6,972	8,584	14,219
Hotel income	1,339	22,661	-	-	-	1,339	5,177
Asset & property management fee income	3,782	2,122	1,656	1,154	498	474	467
Other property income (1) (2)	3,309	12,804	1,317	1,140	266	586	433
Total revenues	**$ 289,000**	**$ 473,543**	**$ 71,625**	**$ 60,362**	**$ 74,857**	**$ 82,156**	**$ 105,768**
Operating expenses:							
Property operating costs	87,805	154,968	23,302	18,567	21,831	24,105	34,289
Hotel operating costs	2,089	18,686	4	-	9	2,076	4,371
Asset and property management fee expense	918	1,415	201	188	260	269	357
Depreciation	80,394	108,543	19,865	18,501	20,423	21,605	24,026
Amortization	32,403	56,775	7,885	6,870	8,191	9,457	13,873
General and administrative - corporate	34,966	33,876	9,963	7,034	9,201	8,768	8,158
General and administrative - unconsolidated joint ventures	1,454	-	741	713	-	-	-
Total operating expenses	**$ 240,029**	**$ 374,263**	**$ 61,961**	**$ 51,873**	**$ 59,915**	**$ 66,280**	**$ 85,074**
Operating income	**$ 48,971**	**$ 99,280**	**$ 9,664**	**$ 8,489**	**$ 14,942**	**$ 15,876**	**$ 20,694**
Other income (expense):							
Interest expense	(53,316)	(60,409)	(14,408)	(12,931)	(12,662)	(13,315)	(13,394)
Capital lease obligation interest expense	(7,200)	(7,200)	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Development authority bond income	7,200	7,200	1,800	1,800	1,800	1,800	1,800
Interest and other income	2,329	88	61	1,041	677	550	36
Loss on early extinguishment of debt	(325)	(18,997)	-	(280)	-	(45)	-
Total other income (expense)	**$ (51,312)**	**$ (79,318)**	**$ (14,347)**	**$ (12,170)**	**$ (11,985)**	**$ (12,810)**	**$ (13,358)**
Income (loss) before income tax expense, income (loss) from unconsolidated joint ventures and gains on sale of real estate assets	**$ (2,341)**	**$ 19,962**	**$ (4,683)**	**$ (3,681)**	**$ 2,957**	**$ 3,066**	**$ 7,336**
Income tax benefit (expense)	213	(445)	(165)	(3)	(7)	388	(58)
Income (loss) before income (loss) from unconsolidated joint ventures and gains on sale of real estate assets	**$ (2,128)**	**$ 19,517**	**$ (4,848)**	**$ (3,684)**	**$ 2,950**	**$ 3,454**	**$ 7,278**
Income (loss) from unconsolidated joint ventures (p. 10)	2,651	(7,561)	3,500	2,853	(1,817)	(1,885)	(2,120)
Income (loss) before gain on sale of real estate assets	**$ 523**	**$ 11,956**	**$ (1,348)**	**$ (831)**	**$ 1,133**	**$ 1,569**	**$ 5,158**
Gain on sale of real estate assets	175,518	72,325	-	102,365	-	73,153	22,242
Net income	**$ 176,041**	**$ 84,281**	**$ (1,348)**	**$ 101,534**	**$ 1,133**	**$ 74,722**	**$ 27,400**
Weighted-average common shares outstanding - basic	120,795	123,130	119,383	120,293	121,534	122,003	122,709
Net income per share - basic	**$ 1.45**	**$ 0.68**	**$ (0.01)**	**$ 0.84**	**$ 0.01**	**$ 0.61**	**$ 0.22**
Weighted-average common shares outstanding - diluted	121,159	123,228	119,841	120,529	121,909	122,329	122,855
Net income per share - diluted	**$ 1.45**	**$ 0.68**	**$ (0.01)**	**$ 0.84**	**$ 0.01**	**$ 0.61**	**$ 0.22**

(1) Other property income includes lease termination income, cafeteria revenue, fitness center revenue, and management fee reimbursements.

(2) Includes adjustments for straight-line rent related to lease terminations.

Supplemental Information - Q4 2017 9

Columbia Property Trust, Inc.

Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures (1)

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2017	12/31/2016	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Revenues:							
Rental income	$ 49,819	$ 16,448	$ 23,314	$ 18,394	$ 4,066	$ 4,045	$ 4,022
Tenant reimbursements	10,918	4,578	4,519	4,024	1,252	1,123	1,080
Total revenues	**$ 60,737**	**$ 21,026**	**$ 27,833**	**$ 22,418**	**$ 5,318**	**$ 5,168**	**$ 5,102**
Operating expenses:							
Property operating costs	25,625	10,290	11,058	9,340	2,642	2,585	2,762
Asset and property management fee expense	2,426	1,004	1,112	824	251	239	236
Depreciation	15,079	6,780	6,553	5,169	1,689	1,668	1,671
Amortization	5,664	1,996	3,065	1,735	434	430	435
General and administrative	287	80	164	93	9	21	8
Acquisition fees and expenses	43	-	-	43	-	-	-
Total operating expenses	**$ 49,124**	**$ 20,150**	**$ 21,952**	**$ 17,204**	**$ 5,025**	**$ 4,943**	**$ 5,112**
Operating income	**$ 11,613**	**$ 876**	**$ 5,881**	**$ 5,214**	**$ 293**	**$ 225**	**$ (10)**
Other income (expense):							
Interest expense	(8,432)	(8,431)	(2,108)	(2,108)	(2,108)	(2,108)	(2,108)
Interest and other income	-	1	-	-	-	-	-
Total other income (expense)	**$ (8,432)**	**$ (8,430)**	**$ (2,108)**	**$ (2,108)**	**$ (2,108)**	**$ (2,108)**	**$ (2,108)**
Income (loss) before income tax expense	**$ 3,181**	**$ (7,554)**	**$ 3,773**	**$ 3,106**	**$ (1,815)**	**$ (1,883)**	**$ (2,118)**
Income tax benefit (expense)	(6)	(7)	(4)	2	(2)	(2)	(2)
Income (loss) from unconsolidated joint ventures before amortization of basis differences	**$ 3,175**	**$ (7,561)**	**$ 3,769**	**$ 3,108**	**$ (1,817)**	**$ (1,885)**	**$ (2,120)**
Amortization of basis differences (p. 8)	(524)	-	(269)	(255)	-	-	-
Income (loss) from unconsolidated joint ventures (p. 9)	**$ 2,651**	**$ (7,561)**	**$ 3,500**	**$ 2,853**	**$ (1,817)**	**$ (1,885)**	**$ (2,120)**

(1) Reflects CXP's ownership share of revenues and expenses for properties held in unconsolidated joint ventures (see page 18).

Supplemental Information - Q4 2017 10

Columbia Property Trust, Inc.

Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) (1)

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2017	12/31/2016	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Net Operating Income (based on GAAP rents)	**$ 228,875**	**$ 306,101**	**$ 63,170**	**$ 53,445**	**$ 54,684**	**$ 57,576**	**$ 68,388**
Non-cash carrying costs for Shuman Boulevard (2)	3,420	-	1,903	1,517	-	-	-
Asset & property management fee income	3,782	2,122	1,656	1,154	498	474	467
General and administrative - corporate	(34,966)	(33,876)	(9,963)	(7,034)	(9,201)	(8,768)	(8,158)
General and administrative - unconsolidated joint ventures	(1,454)	-	(741)	(713)	-	-	-
Interest expense (net)	(58,187)	(67,538)	(16,147)	(13,690)	(13,785)	(14,565)	(15,158)
Interest income from development authority bonds	7,200	7,200	1,800	1,800	1,800	1,800	1,800
Income tax benefit (expense)	213	(445)	(165)	(3)	(7)	388	(58)
Adjustments included in loss from unconsolidated joint venture	(10,530)	(8,517)	(3,321)	(2,959)	(2,119)	(2,131)	(2,118)
Normalized FFO	**$ 138,353**	**$ 205,047**	**$ 38,192**	**$ 33,517**	**$ 31,870**	**$ 34,774**	**$ 45,163**
Normalized FFO per share (basic)	**$ 1.15**	**$ 1.67**	**$ 0.32**	**$ 0.28**	**$ 0.26**	**$ 0.29**	**$ 0.37**
Normalized FFO per share (diluted)	**$ 1.14**	**$ 1.66**	**$ 0.32**	**$ 0.28**	**$ 0.26**	**$ 0.28**	**$ 0.37**
Net Operating Income (based on cash rents)	**$ 194,782**	**$ 279,360**	**$ 51,175**	**$ 45,672**	**$ 47,999**	**$ 49,936**	**$ 60,665**
Non-cash carrying costs for Shuman Boulevard (2)	3,420	-	1,903	1,517	-	-	-
Asset & property management fee income	3,782	2,122	1,656	1,154	498	474	467
General and administrative - corporate	(34,966)	(33,876)	(9,963)	(7,034)	(9,201)	(8,768)	(8,158)
General and administrative - unconsolidated joint ventures	(1,454)	-	(741)	(713)	-	-	-
Stock based compensation expense in G&A (3)	7,580	4,558	2,072	1,555	2,262	1,691	1,046
Straight-line rent receivable write-off in G&A (4)	-	474	-	-	-	-	2
Interest expense - cash (net)	(47,977)	(56,788)	(13,577)	(11,142)	(11,265)	(11,993)	(12,574)
Income tax benefit (expense)	213	(445)	(165)	(3)	(7)	388	(58)
Adjustments included in loss from unconsolidated joint venture	(10,504)	(8,465)	(3,316)	(2,952)	(2,112)	(2,124)	(2,111)
Maintenance capital (5) (6)	(36,245)	(112,194)	(11,742)	(11,076)	(11,752)	(1,675)	(82,311)
AFFO	**$ 78,631**	**$ 74,746**	**$ 17,302**	**$ 16,978**	**$ 16,422**	**$ 27,929**	**$ (43,032)**
Weighted-average common shares outstanding - basic	120,795	123,130	119,383	120,293	121,534	122,003	122,709
Weighted-average common shares outstanding - diluted	121,159	123,228	119,841	120,529	121,909	122,329	122,855

(1) For definitions and reconciliations of these non-GAAP financial metrics, see pages 29 - 33.

(2) The OfficeMax lease expired in May 2017, and the non-recourse mortgage note matured in July 2017. Columbia Property Trust is working with the special-servicer to effect the transfer of the property to the lender in settlement of the loan principal, accrued interest expense and accrued property operating expenses. In the fourth quarter of 2017, Columbia Property Trust accrued related interest expense of $1.3 million, at the default rate of 10.55%, and property operating costs of $0.6 million.

(3) This item represents the noncash impact of compensation expense related to stock grants under our 2013 Long-Term Incentive Plan within general and administrative expense.

(4) Includes adjustments for straight-line rent related to lease terminations within general and administrative expense.

(5) See page 33 of this supplemental report for a description of Maintenance Capital and page 14 for a detail of all capital expenditures.

(6) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 18).

Supplemental Information - Q4 2017 11

Columbia Property Trust, Inc.

Net Operating Income (1)

Unaudited (in thousands)

	Twelve Months Ended		Three Months Ended				
	12/31/2017	12/31/2016	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Net Operating Income (based on GAAP rents)							
Revenues:							
Rental Income	$ 217,615	$ 213,161	$ 55,392	$ 54,294	$ 53,431	$ 54,498	$ 53,959
Tenant Reimbursements	18,221	22,868	4,391	4,293	4,219	5,318	5,739
Other Property Income	3,242	12,052	1,273	1,098	266	605	339
Total Revenues	**$ 239,078**	**$ 248,081**	**$ 61,056**	**$ 59,685**	**$ 57,916**	**$ 60,421**	**$ 60,037**
Operating Expenses:							
Property Operating Costs	(79,508)	(83,742)	(20,914)	(20,144)	(19,329)	(19,121)	(19,869)
Total Operating Expenses	**$ (79,508)**	**$ (83,742)**	**$ (20,914)**	**$ (20,144)**	**$ (19,329)**	**$ (19,121)**	**$ (19,869)**
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (2)	**$ 159,570**	**$ 164,339**	**$ 40,142**	**$ 39,541**	**$ 38,587**	**$ 41,300**	**$ 40,168**
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (3)	**$ 51,665**	**$ 49,522**	**$ 13,147**	**$ 13,079**	**$ 13,099**	**$ 12,340**	**$ 12,050**
Net Operating Income from:							
Acquisitions (4)	10,793	-	10,260	533	-	-	-
Dispositions (5)	6,847	92,240	(379)	292	2,998	3,936	16,170
Net Operating Income (based on GAAP rents)	**$ 228,875**	**$ 306,101**	**$ 63,170**	**$ 53,445**	**$ 54,684**	**$ 57,576**	**$ 68,388**
Net Operating Income (based on cash rents)							
Revenues:							
Rental Income	$ 184,413	$ 197,303	$ 44,508	$ 45,636	$ 46,898	$ 47,371	$ 46,312
Tenant Reimbursements	18,221	22,868	4,391	4,293	4,219	5,318	5,739
Other Property Income	3,242	12,052	1,273	1,098	266	605	339
Total Revenues	**$ 205,876**	**$ 232,223**	**$ 50,172**	**$ 51,027**	**$ 51,383**	**$ 53,294**	**$ 52,390**
Operating Expenses:							
Property Operating Costs	(76,150)	(81,198)	(20,081)	(19,311)	(18,497)	(18,261)	(19,233)
Total Operating Expenses	**$ (76,150)**	**$ (81,198)**	**$ (20,081)**	**$ (19,311)**	**$ (18,497)**	**$ (18,261)**	**$ (19,233)**
Same Store Net Operating Income (based on cash rents) wholly-owned properties (2)	**$ 129,726**	**$ 151,025**	**$ 30,091**	**$ 31,716**	**$ 32,886**	**$ 35,033**	**$ 33,157**
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (3)	**$ 48,207**	**$ 45,670**	**$ 12,734**	**$ 12,176**	**$ 12,219**	**$ 11,078**	**$ 10,785**
Net Operating Income from:							
Acquisitions (4)	10,222	-	8,729	1,493	-	-	-
Dispositions (5)	6,627	82,665	(379)	287	2,894	3,825	16,723
Net Operating Income (based on cash rents)	**$ 194,782**	**$ 279,360**	**$ 51,175**	**$ 45,672**	**$ 47,999**	**$ 49,936**	**$ 60,665**

(1) For definitions and reconciliations of these non-GAAP financial metrics, see pages 29 - 33.

(2) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

(3) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18).

(4) Reflects activity for the following properties acquired since January 1, 2016, for all periods presented: 1800 M Street (55% share), 218 West 18th Street, 245-249 West 17th Street, and 114 5th Avenue (49.5% share).

(5) Reflects activity for the following properties sold since January 1, 2016, for all periods presented: University Circle (22.5% share), 333 Market Street (22.5% share), Key Center Tower, Key Center Marriott, 5 Houston Center, Energy Center, 515 Post Oak, SanTan Corporate Center, Sterling Commerce, 80 Park Plaza, 9127, 9189, 9191 & 9193 S. Jamaica Street, 800 North Frederick, and 100 East Pratt.

Supplemental Information - Q4 2017 12

Columbia Property Trust, Inc.

Third-Party Management Income

Unaudited (in thousands)

Income earned from managing the following properties, in which CXP owns interests through unconsolidated joint ventures at the following percentages as of 12/31/17: Market Square - 51%, University Circle - 77.5%, 333 Market Street - 77.5% and 1800 M Street - 55%.

	Twelve Months Ended		Three Months Ended				
	12/31/2017	12/31/2016	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
JV Total:							
Asset & property management fee income (page 9)	$ 3,782	$ 2,122	$ 1,656	1,154	498	474	467
General and administrative - unconsolidated joint ventures (page 9)	(1,454)	-	(741)	(713)	-	-	-
Subtotal	**$ 2,328**	**$ 2,122**	**$ 915**	**$ 441**	**$ 498**	**$ 474**	**$ 467**
Less CXP Share:							
Asset & property management fee income	$ 2,295	$ 1,003	$ 1,045	$ 760	$ 251	$ 239	$ 236
General and administrative - unconsolidated joint ventures	(937)	-	(471)	(466)	-	-	-
Subtotal	**$ 1,358**	**$ 1,003**	**$ 574**	**$ 294**	**$ 251**	**$ 239**	**$ 236**
JV Partner's Share:							
Asset & property management fee income	$ 1,487	$ 1,119	$ 611	$ 394	$ 247	$ 235	$ 231
General and administrative - unconsolidated joint ventures	(517)	-	(270)	(247)	-	-	-
Total - Third-Party Management Income	**$ 970**	**$ 1,119**	**$ 341**	**$ 147**	**$ 247**	**$ 235**	**$ 231**

Supplemental Information - Q4 2017 13

Columbia Property Trust, Inc.

Capital Expenditure Summary (1)

Unaudited ($ in thousands)

Capital Expenditures	Three Months Ended					
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	
Maintenance						
Building Capital	$ 1,758	$ 927	$ 1,124	$ 423	$ 1,044	
Tenant Improvements	1,428	6,015	9,854	716	1,610	
Leasing Commissions	5,909	2,694	769	358	10,319	
Other Leasing Costs	2,647	1,440	5	178	69,338	(2)
Total - Maintenance	**$ 11,742**	**$ 11,076**	**$ 11,752**	**$ 1,675**	**$ 82,311**	
Investment						
Building Capital	$ 8,716	$ 4,887	$ 5,971	$ 9,069	$ 7,192	
Tenant Improvements	11,199	9,355	13,525	8,961	8,800	
Leasing Commissions	7,443	2,247	3,978	3,074	4,232	
Other Leasing Costs	530	(64)	83	141	1,796	
Total - Investment	**$ 27,888**	**$ 16,425**	**$ 23,557**	**$ 21,245**	**$ 22,020**	
Maintenance & Investment						
Building Capital	$ 10,474	$ 5,814	$ 7,095	$ 9,492	$ 8,236	
Tenant Improvements	12,627	15,370	23,379	9,677	10,410	
Leasing Commissions	13,352	4,941	4,747	3,432	14,551	
Other Leasing Costs	3,177	1,376	88	319	71,134	
Total - Maintenance & Investment	**$ 39,630**	**$ 27,501**	**$ 35,309**	**$ 22,920**	**$ 104,331**	

(1) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 18).

(2) Includes $68.7M of lease incentives related to the NYU lease at 222 East 41st Street.

NOTE: See page 33 of this supplemental report for a description of Maintenance and Investment Capital.

Supplemental Information - Q4 2017 14

Columbia Property Trust, Inc.

Debt Overview

Unaudited ($ in thousands) (at 12/31/2017)

Debt Instrument - Secured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Mortgage Debt					
One Glenlake Parkway	December-18	5.80%	Fixed	$ 23,176	1.3%
Market Square	July-23	5.07%	Fixed	165,750 (1)	9.3%
Weighted Average / Secured - Mortgage Notes	**4.9 Years**	**5.16%**		**$ 188,926 (2)**	**10.6%**

Debt Instrument - Unsecured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Bank Facilities					
$300 Million Bridge Loan (3)	November-18	LIBOR + 110 bps	Floating	$ 300,000	16.8%
$500 Million Revolving Credit Facility (4)	July-19	LIBOR + 100 bps	Floating	152,000	8.4%
$300 Million Term Loan (5)	July-20	LIBOR + 110 bps	Floating	300,000	16.8%
$150 Million Term Loan (6)	July-22	3.07%	Fixed	150,000	8.4%
Weighted Average / Bank Facilities	**2.2 Years**	**2.55%**		**$ 902,000**	**50.4%**
Bonds					
$350 Million @ 4.150%	April-25	4.15%	Fixed	$ 350,000	19.5%
$350 Million @ 3.650%	August-26	3.65%	Fixed	350,000	19.5%
Weighted Average / Bonds	**7.9 Years**	**3.90%**		**$ 700,000**	**39.0%**
Weighted Average / Unsecured	**4.7 Years**	**3.14%**		**$ 1,602,000**	**89.4%**

Weighted Average / Total Debt	**4.7 Years**	**3.35%**		**$ 1,790,926**	**100.0%**

Debt - consolidated	$ 1,625,176
Debt - unconsolidated	165,750
Total Debt	**$ 1,790,926**

Fixed and Floating Rate Debt Analysis	Weighted Ave Maturity	Weighted Ave Rate - Qtr		Balance	% of Total Debt
Fixed Rate Debt	6.9 Years	4.01%		$ 1,038,926	58.0%
Floating Rate Debt	1.7 Years	2.45%		752,000	42.0%
Total	**4.7 Years**	**3.35%**		**$ 1,790,926 (2)**	**100.0%**

Debt Ratios	
Net Debt to EBITDA - Q4 2017	8.2x
Net Debt to Gross Real Estate Assets - 12/31/17	37.2%

(1) Reflects 51% of the mortgage balance of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(2) Excludes the $49 million mortgage note on 263 Shuman Boulevard, which matured in July 2017. The company is in the process of transferring the property to the lender.

(3) The $300 Million Bridge Loan bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, or three-month periods, plus an applicable margin ranging from 0.90% to 1.75% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.75% based on credit rating.

(4) The Revolving Credit Facility ($500MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.875% to 1.55% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.55% based on credit rating. This facility carries two six-month extension options.

(5) The $300 Million Term Loan bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.90% to 1.75% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.75% based on credit rating.

(6) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $150 Million Term Loan at 3.07% per annum and terminates on July 29, 2022. The spread of 1.10% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in our consolidated statements of other comprehensive income.

Supplemental Information - Q4 2017 15

Unaudited (at 12/31/2017) Bond Covenant Compliance Metric Actual (12/31/17) Debt to Total Asset Value Ratio Max 60% 35% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 2.25x Secured Debt to Total Asset Value Ratio Max 40% 2% Maintenance of Total Unencumbered Assets Min 150% 233% Term Loan / Revolving Credit Facility Covenant Compliance Metric Actual (12/31/17) Debt to Total Asset Value Ratio Max 60% 47% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 2.28 Secured Debt to Total Asset Value Ratio Max 40% 6% Unencumbered Asset Coverage Ratio Min 1.66x 1.85x Unencumbered Interest Coverage Ratio Min 1.75x 3.39x Supplemental Information - Q4 2017 16 Columbia Property Trust, Inc. Debt Covenant Compliance

Unaudited ($ in thousands) (at 12/31/2017) Secured Unsecured Unsecured % of Interest % of Gross Mortgage Debt Bank Facilities Bonds Total Debt Rate (1) Real Estate Assets 23,176$ 300,000$ -$ 323,176$ 18.0% 2.70% 6.8% - 152,000 - 152,000 8.5% 2.54% 3.2% - 300,000 - 300,000 16.8% 2.39% 6.2% - 150,000 - 150,000 8.4% 3.07% 3.1% 165,750 - - 165,750 9.3% 5.07% 3.5% - - 350,000 350,000 19.5% 4.15% 7.4% - - 350,000 350,000 19.5% 3.65% 7.4% 188,926$ 902,000$ 700,000$ 1,790,926$ (2) 100.0% 3.35% 37.6% 10.6% 50.4% 39.0% Supplemental Information - Q4 2017 17 2023 (2) Excludes the $49 million 263 Shuman mortgage note. In July 2017, the lender put this note into monetary default due to the expiration of the maturity date. Columbia Property Trust is in process of working to transfer this property to the lender. Columbia Property Trust, Inc. Debt Maturities (1) Weighted average. Includes effective rates on variable rate loans swapped to fixed. Maturity 2025 2026 Total % of Total Debt 2018 2019 2020 Total Debt 2022 $23 $166 $300 $300 $150 $152 $350 $350 $0 $100 $200 $300 $400 $500 2018 2019 2020 2021 2022 2023 2024 2025 2026 Maturity Schedule ($M) Mortgage Debt Term Loans Line of Credit Bonds 2.70% 4.15% 3.07% 3.65% 5.07% 2.39% 2.54%

Unaudited ($ in thousands) (at 12/31/2017) CXP Ownership Market Square 51.0% 128,411$ (1) 333 Market Street 77.5% 173,798 University Circle 77.5% 288,236 114 5th Avenue 49.5% 110,311 1800 M Street 55.0% 242,486 Investment in Unconsolidated Joint Ventures (page 8) 943,242$ (2) 333 Market Street University Circle 114 5th Avenue Total (gross) Amortization Total (net) Supplemental Information - Q4 2017 18 (2) Reflects differences between historical costs recorded at the joint venture level and CXP's investment in the joint ventures. Basis differences result from differences in the timing of each partner's acquisition of an interest in the joint venture, and formation costs incurred by CXP, and are being amortized to income (loss) from unconsolidated joint ventures over the life of the related asset or liability. Columbia Property Trust, Inc. Unconsolidated Joint Ventures Investment in Unconsolidated Joint Venture (1) Market Square Joint Venture holds a $325 million mortgage note, see page 15. Property

Columbia Property Trust, Inc.
Key Operating Metrics
Unaudited

Market Distribution by % Gross Real Estate Assets[1,2] - 12/31/17


45%
22%
13%
10%
6%
4%
NY
SF
D.C.
Atlanta
Boston & LA
Other

Leasing Activity & Spreads New & Renewal - 2017

2,054,034
Square Feet

44% / 30%
GAAP / Cash Basis

Portfolio Occupancy[2]


82.9%
96.2%
Avg. Economic - Q4 17
Leased - 12/31/17

New Leasing - 12/31/17

Rental Revenues Uncommenced & In Abatement

$63.7M

(1) See page 20 of this supplemental report for a description of Gross Real Estate Assets.
(2) 263 Shuman Boulevard is excluded as the company is in the process of transferring the property to the lender.

Supplemental Information - Q4 2017 19

Columbia Property Trust, Inc.

Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue

Unaudited ($ in thousands) (at 12/31/2017)

Property	Market	Ownership %	Secured Debt?	Gross Real Estate Assets (1)	Annualized Lease Revenue (ALR)	Net Operating Income - Q4 2017 (based on GAAP rents)	Net Operating Income - Q4 2017 (based on cash rents)
229 West 43rd Street	New York, NY	100%		$ 509,398	$ 35,828	$ 6,957	$ 5,910
315 Park Avenue South	New York, NY	100%		380,888	23,707	1,918	874
245-249 West 17th Street	New York, NY	100%		340,597	21,912	4,358	3,502
222 East 41st Street	New York, NY	100%		299,161	15,277 (2)	3,365	(427)
95 Columbus	Jersey City, NJ	100%		204,441	24,746	3,947	4,269
218 West 18th Street	New York, NY	100%		175,324	9,938	2,362	1,598
114 5th Avenue	New York, NY	49.5%		128,837 (3)	15,910 (3)	557 (3)	1,575 (3)
149 Madison Avenue	New York, NY	100%		89,233	- (4)	9	9
Subtotal - New York				2,127,879	147,318	23,473	17,310
650 California Street	San Francisco, CA	100%		330,923	31,655	3,446	1,581
333 Market Street	San Francisco, CA	77.5%		286,727 (3)	19,243 (3)	4,926 (3)	4,572 (3)
221 Main Street	San Francisco, CA	100%		244,658	24,474	4,388	3,423
University Circle	East Palo Alto, CA	77.5%		161,946 (3)	31,375 (3)	5,689 (3)	5,770 (3)
Subtotal - San Francisco				1,024,254	106,747	18,449	15,346
Market Square	Washington, D.C.	51%	Yes	289,167 (3)	23,023 (3)	2,532 (3)	2,391 (3)
1800 M Street	Washington, D.C.	55%		240,902 (3)	17,146 (3)	2,973 (3)	2,045 (3)
80 M Street	Washington, D.C.	100%		109,596	13,527	1,935	998
Subtotal - Washington, D.C.				639,665	53,696	7,440	5,434
Lindbergh Center	Atlanta, GA	100%		288,447	22,579 (5)	5,585	5,600
One & Three Glenlake Parkway	Atlanta, GA	100%	Yes (6)	176,237	17,930 (7)	2,941	3,074
Subtotal - Atlanta				464,684	40,509	8,526	8,674
Cranberry Woods Drive	Pittsburgh, PA	100%		195,152	14,570 (5)	4,055	2,996
116 Huntington Avenue	Boston, MA	100%		164,616	12,081	1,583	1,615
Pasadena Corporate Park	Los Angeles, CA	100%		111,836	8,256	1,091	1,244
Subtotal - Other				471,604	34,907	6,729	5,855
263 Shuman Boulevard	Chicago, IL	100%	Yes	45,333	- (8)	(732)	(732)
Corporate & Other				3,196	-	(715) (9)	(712) (9)
Total - All Properties (3)				**$ 4,776,615**	**$ 383,177**	**$ 63,170**	**$ 51,175**
Total - wholly-owned properties				**$ 3,669,036**	**$ 276,480**	**$ 46,493**	**$ 34,822**
Total - CXP Share of Properties in Unconsolidated Joint Ventures				**$ 1,107,579**	**$ 106,697**	**$ 16,677**	**$ 16,353**

(1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities.

(2) Reimbursements are excluded, as operating expenses are paid directly by the tenant.

(3) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture, including any basis differences (page 8).

(4) Excluded from ALR as the property is currently under development.

(5) Reimbursements are excluded, as operating expenses, except for insurance expense, are paid directly by the tenant.

(6) Secured debt only applies to One Glenlake Parkway.

(7) Reimbursements are excluded for Three Glenlake Parkway, as operating expenses, except for insurance expense, are paid directly by the tenant.

(8) Pro forma for the planned return of the property to the lender.

(9) Includes net operating income for previously sold properties.

Supplemental Information - Q4 2017 20

Columbia Property Trust, Inc.

Property Overview - Square Feet & Occupancy

Unaudited (SF in thousands) (at 12/31/2017)

Property	Market	Ownership %	Rentable Square Feet	Leased Square Feet	Percent Leased	Commenced Occupancy	Average Economic Occupancy (1)
229 West 43rd Street	New York, NY	100%	482	482	100.0%	100.0%	90.0%
315 Park Avenue South	New York, NY	100%	334	279	83.5%	58.0%	46.2%
245-249 West 17th Street	New York, NY	100%	281	281	100.0%	100.0%	100.0%
222 East 41st Street	New York, NY	100%	390	390	100.0%	100.0%	0.0%
95 Columbus	Jersey City, NJ	100%	630	630	100.0%	100.0%	100.0%
218 West 18th Street	New York, NY	100%	166	152	91.6%	91.6%	94.6%
114 5th Avenue	New York, NY	49.5%	174 (2)	174 (2)	100.0%	100.0%	100.0%
149 Madison Avenue	New York, NY	100%	- (3)	- (3)	-	-	-
Subtotal - New York			2,457	2,388	97.2%	93.7%	74.5%
650 California Street	San Francisco, CA	100%	483	447	92.5%	70.6%	48.2%
333 Market Street	San Francisco, CA	77.5%	509 (2)	509 (2)	100.0%	100.0%	100.0%
221 Main Street	San Francisco, CA	100%	381	357	93.7%	93.0%	86.9%
University Circle	East Palo Alto, CA	77.5%	350 (2)	350 (2)	100.0%	100.0%	99.5%
Subtotal - San Francisco			1,723	1,663	96.5%	90.2%	82.5%
Market Square	Washington, D.C.	51%	356 (2)	284 (2)	79.8%	78.5%	69.1%
1800 M Street	Washington, D.C.	55%	317 (2)	297 (2)	93.7%	87.1%	74.4%
80 M Street	Washington, D.C.	100%	285	265	93.0%	92.0%	64.1%
Subtotal - Washington, D.C.			958	846	88.3%	85.3%	69.4%
Lindbergh Center	Atlanta, GA	100%	955	955	100.0%	100.0%	100.0%
One & Three Glenlake Parkway	Atlanta, GA	100%	706	701	99.3%	88.1%	86.8%
Subtotal - Atlanta			1,661	1,656	99.7%	95.0%	94.4%
Cranberry Woods Drive	Pittsburgh, PA	100%	824	824	100.0%	100.0%	100.0%
116 Huntington Avenue	Boston, MA	100%	271	225	83.0%	77.4%	76.3%
Pasadena Corporate Park	Los Angeles, CA	100%	264	249	94.3%	94.3%	94.3%
Subtotal - Other			1,359	1,298	95.5%	94.4%	94.1%
263 Shuman Boulevard	Chicago, IL	100%	- (4)	- (4)	-	-	-
Total - All Properties (2)			**8,158**	**7,851**	**96.2%**	**92.4%**	**82.9%**
Total - All Properties (at 100%)			**9,186 (5)**	**8,794 (5)**			

(1) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter.
(2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture.
(3) Excluded from leasing metrics as the property is currently under development.
(4) Pro forma for the planned return of the property to the lender.
(5) Includes 100% of properties held in unconsolidated joint ventures (see page 18).

Supplemental Information - Q4 2017 21

Unaudited (SF in thousands) (at 12/31/2017) Rentable Leased Percent Square Footage (1) Square Footage (1) Leased As of September 30, 2017 7,391 7,026 95.1% Acquisition (1) (2) 1800 M Street - 55% 317 297 93.7% 218 West 18th Street 166 166 100.0% 245-249 West 17th Street 281 281 100.0% Subtotal 8,155 7,770 Leasing Activity New Leases (3) 3 114 Lease Expirations/Early Terminations (33) Net Absorption 3 81 As of December 31, 2017 8,158 7,851 96.2% 3/31/17 6/30/17 9/30/17 12/31/17 Supplemental Information - Q4 2017 22 Columbia Property Trust, Inc. Occupancy Summary (1) Excludes 149 Madison which is currently under development. (3) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing lease. (2) As of acquisition date. 90.6% 94.1% 95.3% 95.1% 96.2% 60% 70% 80% 90% 100% 12/31/16 3/31/17 6/30/17 9/30/17 12/31/17 Percent Leased

Columbia Property Trust, Inc.

Leasing Summary

Unaudited (weighted average unless otherwise noted)

	Three Months Ended				
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Renewal Leases					
Number of Leases	6	6	8	6	6
Square Feet of Leasing (at 100%)	979,777	136,714	75,082	138,545	33,789
Square Feet of Leasing (at CXP's share) (1)	973,141	109,979	69,580	135,356	22,554
Lease Term (months)	81	62	104	36	60
Tenant Improvements per Square Foot	10.22	32.31	81.23	10.74	21.18
Leasing Commissions per Square Foot	11.66	12.49	19.45	10.20	16.43
Total per Square Foot	$ 21.88	$ 44.80	$ 100.68	$ 20.94	$ 37.61
Tenant Improvements per Square Foot per Year of Lease Term	1.52	6.26	9.36	3.56	4.25
Leasing Commissions per Square Foot per Year of Lease Term	1.74	2.42	2.24	3.38	3.30
Total per Square Foot per Year	$ 3.26	$ 8.68	$ 11.60	$ 6.94	$ 7.55
Cash Rent Releasing Spread (2)	**-6.7%**	**67.9%**	**51.6%**	**0.7%**	**15.3%**
GAAP Rent Releasing Spread (2)	**0.5%**	**117.3%**	**74.8%**	**2.6%**	**35.4%**
New Leases (Space Vacant > 1 Year)					
Number of Leases	4	2	9	6	7
Square Feet of Leasing (at 100%)	37,735	3,730	193,128	49,455	53,622
Square Feet of Leasing (at CXP's share) (1)	32,852	3,730	193,128	47,173	41,642
Lease Term (months)	114	51	111	116	118
Tenant Improvements per Square Foot	84.75	30.49	98.68	87.48	106.58
Leasing Commissions per Square Foot	36.06	11.67	23.37	14.74	36.94
Total per Square Foot	$ 120.81	$ 42.16	$ 122.05	$ 102.22	$ 143.52
Tenant Improvements per Square Foot per Year of Lease Term	8.94	7.17	10.65	9.03	10.82
Leasing Commissions per Square Foot per Year of Lease Term	3.81	2.75	2.52	1.52	3.75
Total per Square Foot per Year	$ 12.75	$ 9.92	$ 13.17	$ 10.55	$ 14.57
New Leases (Space Vacant < 1 Year) (3)					
Number of Leases	6	3	2	4	9
Square Feet of Leasing (at 100%)	253,334	37,506	55,643	93,385	173,995
Square Feet of Leasing (at CXP's share) (1)	253,096	37,506	55,643	93,385	173,995
Lease Term (months)	146	106	97	123	145
Tenant Improvements per Square Foot	89.92	75.13	91.92	57.31	116.59
Leasing Commissions per Square Foot	35.97	32.47	21.56	17.91	26.97
Total per Square Foot	$ 125.89	$ 107.60	$ 113.48	$ 75.22	$ 143.56
Tenant Improvements per Square Foot per Year of Lease Term	7.39	8.48	11.35	5.61	9.66
Leasing Commissions per Square Foot per Year of Lease Term	2.95	3.67	2.66	1.75	2.24
Total per Square Foot per Year	$ 10.34	$ 12.15	$ 14.01	$ 7.36	$ 11.90
Cash Rent Releasing Spread (2)	**15.8%**	**67.1%**	**73.8%**	**128.6%**	**3.5%**
GAAP Rent Releasing Spread (2)	**20.7%**	**79.3%**	**96.9%**	**147.0%**	**15.3%**
Total Leases					
Number of Leases	16	11	19	16	22
Square Feet of Leasing (at 100%)	1,270,846	177,950	323,853	281,385	261,406
Square Feet of Leasing (at CXP's share) (1)	1,259,089	151,215	318,351	275,914	238,191
Lease Term (months)	107	74	108	104	135
Tenant Improvements per Square Foot	43.35	43.84	94.23	53.41	108.05
Leasing Commissions per Square Foot	21.81	17.87	22.32	15.77	27.41
Total per Square Foot	$ 65.16	$ 61.71	$ 116.55	$ 69.18	$ 135.46
Tenant Improvements per Square Foot per Year of Lease Term	2.89	6.84	10.49	5.19	9.35
Leasing Commissions per Square Foot per Year of Lease Term	2.03	2.74	2.49	2.51	2.60
Total per Square Foot per Year	$ 4.92	$ 9.58	$ 12.98	$ 7.70	$ 11.95
Cash Rent Releasing Spread (2)	**2.3%**	**67.7%**	**61.9%**	**97.1%**	**4.5%**
GAAP Rent Releasing Spread (2)	**8.6%**	**106.9%**	**85.1%**	**111.4%**	**17.0%**

(1) Reflects CXP's ownership share for properties held in unconsolidated joint ventures.
(2) Spread calculation is based on the change in net rent (base rent plus reimbursements less operating expenses).
(3) Includes executed leases that have not yet commenced for space covered by an existing lease.

Supplemental Information - Q4 2017 23

Unaudited (SF & $ in thousands) (at 12/31/2017) Expiring Annualized Lease Revenue (ALR) % of ALR Expiring Expiring Rentable Square Footage % of Rentable Square Footage Expiring -$ 0.0% 307 3.8% 6,315 1.6% 94 1.2% 12,583 3.3% 167 2.0% 25,317 6.6% 532 6.5% 64,317 16.8% 1,787 21.9% 24,978 6.5% 475 5.8% 31,631 8.2% 529 6.5% 18,701 4.9% 256 3.1% 56,036 14.6% 783 9.6% 35,399 9.2% 786 9.6% 13,777 3.6% 185 2.3% 7,141 1.9% 115 1.4% 14,473 3.8% 240 3.0% 9,986 2.6% 122 1.5% 3,666 1.0% 164 2.0% 58,857 15.4% 1,616 19.8% 383,177$ 100.0% 8,158 100.0% Supplemental Information - Q4 2017 24 Vacant Columbia Property Trust, Inc. Lease Expiration Schedule (1) Year 2029 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 (1) Pro forma for the planned return of 263 Shuman Boulevard to the lender. 2030 2031 2032+ Total NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date. 1.6% 3.3% 6.6% 16.8% 6.5% 8.2% 4.9% 14.6% 9.2% 3.6% 1.9% 3.8% 2.6% 1.0% 15.4% 0.0% 5.0% 10.0% 15.0% 20.0% 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032+ Lease Expiration Schedule % of ALR Expiring

Columbia Property Trust, Inc.

Lease Expiration by Market (1)

Unaudited (SF & $ in thousands)

	New York (2)			San Francisco (2)			Washington, D.C. (2)		
Period	Expiring SF	Current ALR (3)	Per SF	Expiring SF	Current ALR (3)	Per SF	Expiring SF	Current ALR (3)	Per SF
Q1 2018	-	-	-	20	1,808	90.40	1	36	36.00
Q2 2018	-	-	-	-	-	-	2	180	90.00
Q3 2018	-	-	-	11	534	48.55	7	361	51.57
Q4 2018	-	-	-	25	1,916	76.64	22	1,277	58.05
Total - 2018	-	-	-	56	4,258	76.04	32	1,854	57.94
Q1 2019	29	2,197	75.76	10	655	65.50	30	1,560	52.00
Q2 2019	-	-	-	11	1,133	103.00	9	394	43.78
Q3 2019	-	-	-	48	4,345	90.52	5	392	78.40
Q4 2019	-	-	-	16	1,163	72.69	9	744	82.67
Total - 2019	29	2,197	75.76	85	7,296	85.84	53	3,090	58.30
2020	72	4,847	67.32	172	12,179	70.81	13	1,008	77.54
2021	499	19,430	38.94	139	11,823	85.06	95	6,281	66.12
2022	83	6,008	72.39	43	3,692	85.86	107	6,283	58.72
Thereafter	1,705	114,836	67.35	1,168	67,499	57.79	546	35,180	64.43
Total	**2,388**	**$ 147,318**	**$ 61.69**	**1,663**	**$ 106,747**	**$ 64.19**	**846**	**$ 53,696**	**$ 63.47**

	Atlanta			Other			All Markets		
Period	Expiring SF	Current ALR (3)	Per SF	Expiring SF	Current ALR (3)	Per SF	Expiring SF	Current ALR (3)	Per SF
Q1 2018	-	-	-	-	-	-	21	1,844	87.81
Q2 2018	-	-	-	-	-	-	2	180	90.00
Q3 2018	6	203	33.83	-	-	-	24	1,098	45.75
Q4 2018	-	-	-	-	-	-	47	3,193	67.94
Total - 2018	6	203	33.83	-	-	-	94	6,315	67.18
Q1 2019	-	-	-	-	-	-	69	4,412	63.94
Q2 2019	-	-	-	-	-	-	20	1,527	76.35
Q3 2019	-	-	-	-	-	-	53	4,737	89.38
Q4 2019	-	-	-	-	-	-	25	1,907	76.28
Total - 2019	-	-	-	-	-	-	167	12,583	75.35
2020	202	4,522	22.39	73	2,761	37.82	532	25,317	47.59
2021	977	23,280	23.83	77	3,503	45.49	1,787	64,317	35.99
2022	26	791	30.42	216	8,204	37.98	475	24,978	52.59
Thereafter	445	11,713	26.32	932	20,439	21.93	4,796	249,667	52.06
Total	**1,656**	**$ 40,509**	**$ 24.46**	**1,298**	**$ 34,907**	**$ 26.89**	**7,851**	**$ 383,177**	**$ 48.81**

(1) Pro forma for the planned return of 263 Shuman Boulevard to the lender.

(2) Reflects CXP's ownership share for properties held in unconsolidated joint ventures.

(3) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space.

Supplemental Information - Q4 2017 25

Columbia Property Trust, Inc.

Top 20 Tenants & Tenant Industry Profile (1)

Unaudited (SF & $ in thousands) (at 12/31/2017)

Tenant	Credit Rating (2)	Number of Properties	Annualized Lease Revenue (ALR) (3)	% of ALR	Leased Square Footage	% of Leased Square Footage	Remaining Lease Term Years (4)
AT&T Corporation/AT&T Services	BBB+	1	$ 22,579	5.9%	955	12.2%	3.0
Wells Fargo Bank N.A.	AA-	3	20,522	5.4%	522	6.7%	8.3
Pershing LLC	A	1	18,251	4.8%	471	6.0%	3.5
Twitter	BB-	1	15,894	4.1%	215	2.7%	7.3
NYU	AA-	1	15,277	4.0%	390	5.0%	30.5
Westinghouse Electric Company	Not Rated	1	14,570	3.8%	824	10.5%	14.9
Yahoo!	BB+	1	14,556	3.8%	193	2.5%	7.5
Newell Rubbermaid, Inc.	BBB-	1	9,370	2.4%	411	5.2%	2.4
Snap Inc.	Not Rated	1	9,268	2.4%	121	1.5%	15.0
DocuSign, Inc.	Not Rated	1	9,201	2.4%	120	1.5%	6.6
WeWork Companies Inc.	Not Rated	2	7,363	1.9%	129	1.6%	13.1
DLA Piper US, LLP	Not Rated	1	6,800	1.8%	92	1.2%	5.5
Amazon Web Services, Inc.	AA-	1	6,455	1.7%	70	0.9%	3.5
Affirm, Inc.	Not Rated	1	5,599	1.5%	86	1.1%	8.2
Oracle America, Inc.	AA-	2	5,332	1.4%	102	1.3%	4.9
Room & Board	Not Rated	1	5,183	1.4%	60	0.8%	16.8
Quality Technology Services	Not Rated	1	5,180	1.3%	128	1.6%	8.8
MongoDB, Inc.	Not Rated	1	4,741	1.2%	64	0.8%	1.0
Credit Suisse	A	1	4,500	1.2%	62	0.8%	2.3
BDG Media	Not Rated	1	4,348	1.1%	51	0.6%	10.8
Subtotal - Top 20			**$ 204,989**	**53.5%**	**5,066**	**64.5%**	**9.1**
All other			178,188	46.5%	2,785	35.5%	6.3
Total			**$ 383,177**	**100.0%**	**7,851**	**100.0%**	**8.0**

Tenant Industry Profile (2)


Other
23.5%
Business Services
23.0%
Depository Institutions
11.0%
Engineering and Management Services
7.5%
Communication
6.8%
Legal Services
6.1%
Nondepository Institutions
5.9%
Health Services
5.6%
Electric, Gas, and Sanitary Services
4.7%
Security and Commodity Brokers
3.0%
Real Estate
2.9%

(1) Pro forma for the planned return of 263 Shuman Boulevard to the lender.

(2) Credit rating may reflect the credit rating of the parent or a guarantor. Only the Standard & Poor's credit rating has been provided.

(3) Reflects CXP's ownership share of ALR for properties held in unconsolidated joint ventures.

(4) Weighted average based on CXP's share of Annualized Lease Revenue.

Supplemental Information - Q4 2017 26

Columbia Property Trust, Inc.

Transaction Activity (1/1/15 - 2/15/18) - Acquisitions

Unaudited ($ in thousands)

Acquisitions							
Property Name	**Location**	**Acquisition Date**	**Percent Ownership**	**Purchase Price**	**Rentable Square Footage**	**$ / SF**	**% Leased at Acquisition**
149 Madison	New York, NY	11/28/2017	100.0%	$ 87,700	127,000	$ 691	0.0%
218 West 18th Street	New York, NY	10/11/2017	100.0%	174,700	165,670		100.0%
245-249 West 17th Street	New York, NY	10/11/2017	100.0%	339,400	281,294		100.0%
Subtotal (2 Property Portfolio)				514,100	446,964	1,150	
229 West 43rd Street	New York, NY	8/4/2015	100.0%	516,000	481,110	1,073	97.7%
315 Park Avenue South	New York, NY	1/7/2015	100.0%	372,000	326,812	1,138	93.9%
1881 Campus Commons	Reston, VA	1/7/2015	100.0%	64,000	244,565	262	78.0%
Subtotal (2 Property Portfolio)				436,000	571,377	763	
116 Huntington Avenue	Boston, MA	1/8/2015	100.0%	152,000	270,943	561	77.8%
Total - Acquisitions (excluding Joint Ventures)				**$ 1,705,800**	**1,897,394**		
Property Purchased in Joint Venture	**Location**	**Closing Date**	**% Purchased**	**Purchase Value**	**Rentable Square Footage**	**$ / SF**	**% Leased at Closing Date**
1800 M Street	Washington, D.C.	10/11/2017	55%	$ 421,000	580,930	$ 725	94.0%
114 5th Avenue	New York, NY	7/6/2017	49.5%	220,000	351,451	626	100.0%
Total - Joint Ventures				**$ 641,000**	**932,381**		

Supplemental Information - Q4 2017 27

Columbia Property Trust, Inc.

Transaction Activity (1/1/15 - 2/15/18) - Dispositions

Unaudited ($ in thousands)

Dispositions							
Property Name	**Location**	**Disposition Date**	**Percent Ownership**	**Gross Sale Price**	**Rentable Square Footage**	**$ / SF**	**% Leased at Disposition**
Key Center Tower	Cleveland, OH	1/31/2017	100.0%		1,326,153		81.8%
Key Center Marriott	Cleveland, OH	1/31/2017	100.0%		NA		
Subtotal (2 Property Portfolio)				$ 267,500	1,326,153	NA	
5 Houston Center	Houston, TX	1/6/2017	100.0%		580,875		75.4%
Energy Center	Houston, TX	1/6/2017	100.0%		332,000		100.0%
515 Post Oak	Houston, TX	1/6/2017	100.0%		273,710		79.6%
Subtotal (3 Property Portfolio)				272,000	1,186,585	$ 229	83.2%
SanTan Corporate Center	Phoenix, AZ	12/15/2016	100.0%	58,500	266,531	219	100.0%
Sterling Commerce	Dallas, TX	11/30/2016	100.0%	51,000	309,586	165	100.0%
9127 S. Jamaica Street	Denver, CO	10/12/2016	100.0%	19,500	107,638	181	0.0%
80 Park Plaza	Northern New Jersey	9/30/2016	100.0%	174,500	960,689	182	85.8%
9189, 9191 & 9193 S. Jamaica Street	Denver, CO	9/22/2016	100.0%	122,000	370,485	329	100.0%
800 North Frederick	Suburban Maryland	7/8/2016	100.0%	48,000	393,000	122	0.0%
100 East Pratt	Baltimore, MD	3/31/2016	100.0%	187,000	653,135	286	98.5%
1881 Campus Commons	Reston, VA	12/10/2015	100.0%	65,000	244,565	266	91.4%
180 Park Avenue	Northern New Jersey	7/1/2015	100.0%		223,837		71.4%
170 Park Avenue	Northern New Jersey	7/1/2015	100.0%		145,000		0.0%
1580 West Nursery Road	Baltimore, MD	7/1/2015	100.0%		315,350		100.0%
Acxiom	Chicago, IL	7/1/2015	100.0%		321,852		100.0%
Highland Landmark III	Chicago, IL	7/1/2015	100.0%		272,975		68.1%
The Corridors III	Chicago, IL	7/1/2015	100.0%		221,940		95.0%
215 Diehl Road	Chicago, IL	7/1/2015	100.0%		161,865		100.0%
544 Lakeview	Chicago, IL	7/1/2015	100.0%		139,218		51.1%
Bannockburn Lake III	Chicago, IL	7/1/2015	100.0%		106,495		0.0%
Robbins Road	Boston, MA	7/1/2015	100.0%		458,237		100.0%
550 King Street	Boston, MA	7/1/2015	100.0%		490,119		100.0%
Subtotal (11 Property Portfolio)				433,250	2,856,888	152	
Total - Dispositions (excluding Joint Ventures)				**$ 1,698,250**	**8,675,255**		
Property Contributed to Joint Venture	**Location**	**Closing Date**	**% Sold / Retained**	**Contributed Value**	**Rentable Square Footage**	**$ / SF**	**% Leased at Closing Date**
University Circle	San Francisco, CA	7/6/2017 & 2/1/2018 (1)	45% / 55%	$ 540,000	451,287	$ 1,197	100.0%
333 Market Street	San Francisco, CA		45% / 55%	500,000	657,114	761	100.0%
Subtotal (2 Property Portfolio)				$ 1,040,000	1,108,401	938	100.0%
Market Square	Washington, D.C.	10/28/2015	49% / 51%	595,000	687,310	866	80.5%
Total - Joint Ventures				**$ 1,635,000**	**1,795,711**		

(1) A 22.5% ownership interest in both properties was sold within the Allianz joint venture on July 6, 2017 with an additional 22.5% ownership interest closing on February 1, 2018.

Supplemental Information - Q4 2017 28

Columbia Property Trust, Inc.

Reconciliation of Net Income to Normalized Funds From Operations (NFFO)

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2017	12/31/2016	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Net Income	$ 176,041	$ 84,281	$ (1,348)	$ 101,534	$ 1,133	$ 74,722	$ 27,400
Depreciation	80,394	108,543	19,865	18,501	20,423	21,605	24,026
Amortization	32,403	56,775	7,885	6,870	8,191	9,457	13,873
Adjustments included in loss from unconsolidated joint venture	21,288	8,776	9,887	7,180	2,123	2,098	2,106
Gain on sale of real estate assets	(175,518)	(72,325)	-	(102,365)	-	(73,153)	(22,242)
FFO	$ 134,608	$ 186,050	$ 36,289	$ 31,720	$ 31,870	$ 34,729	$ 45,163
Non-cash carrying costs for Shuman Boulevard	3,420	-	1,903	1,517	-	-	-
Loss on early extinguishment of debt	325	18,997	-	280	-	45	-
Normalized FFO	$ 138,353	$ 205,047	$ 38,192	$ 33,517	$ 31,870	$ 34,774	$ 45,163
Normalized FFO per share (basic)	$ 1.15	$ 1.67	$ 0.32	$ 0.28	$ 0.26	$ 0.29	$ 0.37
Normalized FFO per share (diluted)	$ 1.14	$ 1.66	$ 0.32	$ 0.28	$ 0.26	$ 0.28	$ 0.37
Weighted-average common shares outstanding - basic	120,795	123,130	119,383	120,293	121,534	122,003	122,709
Weighted-average common shares outstanding - diluted	121,159	123,228	119,841	120,529	121,909	122,329	122,855

Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2017	12/31/2016	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Net Cash Provided by Operating Activities	$ 61,924	$ 193,091	$ 14,809	$ 11,152	$ 30,565	$ 5,398	$ 43,387
Adjustments included in loss from unconsolidated joint venture	22,296	(1,248)	13,069	10,116	(209)	(680)	(968)
Distributions from unconsolidated joint ventures	(3,681)	-	(3,681)	-	-	-	-
Net changes in operating assets and liabilities	34,337	(4,903)	4,847	6,786	(2,182)	24,886	(3,140)
Maintenance capital (1) (2)	(36,245)	(112,194)	(11,742)	(11,076)	(11,752)	(1,675)	(82,311)
AFFO	$ 78,631	$ 74,746	$ 17,302	$ 16,978	$ 16,422	$ 27,929	$ (43,032)
Weighted-average common shares outstanding - basic	120,795	123,130	119,383	120,293	121,534	122,003	122,709
Weighted-average common shares outstanding - diluted	121,159	123,228	119,841	120,529	121,909	122,329	122,855

(1) See page 33 of this supplemental report for a description of Maintenance Capital and page 14 for a detail of all capital expenditures.
(2) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 18).

Supplemental Information - Q4 2017 29

Columbia Property Trust, Inc.

Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents)

Unaudited (in thousands)

	Twelve Months Ended		Three Months Ended				
	12/31/2017	12/31/2016	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Net Operating Income (based on GAAP rents)	**$ 228,875**	**$ 306,101**	**$ 63,170**	**$ 53,445**	**$ 54,684**	**$ 57,576**	**$ 68,388**
Straight-line rental income, net (wholly-owned)	(31,932)	(19,984)	(11,578)	(8,307)	(5,893)	(6,154)	(6,152)
Straight-line rental income, net (joint venture)	668	(2,292)	997	1,095	(521)	(903)	(963)
Above/below lease market amortization, net (wholly-owned)	(494)	(4,244)	(93)	457	(271)	(587)	(611)
Above/below lease market amortization, net (joint venture)	(2,335)	(221)	(1,321)	(1,018)	-	4	3
Net Operating Income (based on cash rents)	**$ 194,782**	**$ 279,360**	**$ 51,175**	**$ 45,672**	**$ 47,999**	**$ 49,936**	**$ 60,665**

Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO)

Unaudited (in thousands)

	Twelve Months Ended		Three Months Ended				
	12/31/2017	12/31/2016	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
FFO	**$ 134,608**	**$ 186,050**	**$ 36,289**	**$ 31,720**	**$ 31,870**	**$ 34,729**	**$ 45,163**
Non-cash carrying costs for Shuman Boulevard	3,420	-	1,903	1,517	-	-	-
Loss on early extinguishment of debt	325	18,997	-	280	-	45	-
Normalized FFO	**$ 138,353**	**$ 205,047**	**$ 38,192**	**$ 33,517**	**$ 31,870**	**$ 34,774**	**$ 45,163**
Above/below lease market amortization, net	(494)	(4,244)	(93)	457	(271)	(587)	(611)
Straight-line rental income	(32,737)	(19,512)	(11,772)	(8,501)	(6,087)	(6,377)	(6,152)
Stock based compensation expense in G&A	7,580	4,558	2,072	1,555	2,262	1,691	1,046
Non-cash interest expense	3,009	3,549	769	749	720	771	784
Straight-line land rent expense	805	-	194	194	194	223	-
Other non-cash adjustments included in loss from unconsolidated joint venture	(1,640)	(2,458)	(318)	83	(514)	(891)	(951)
Total other non-cash adjustments	(23,477)	(18,107)	(9,148)	(5,463)	(3,696)	(5,170)	(5,884)
Maintenance capital (1)	(36,245)	(112,194)	(11,742)	(11,076)	(11,752)	(1,675)	(82,311)
AFFO	**$ 78,631**	**$ 74,746**	**$ 17,302**	**$ 16,978**	**$ 16,422**	**$ 27,929**	**$ (43,032)**
Weighted-average common shares outstanding - basic	120,795	123,130	119,383	120,293	121,534	122,003	122,709
Weighted-average common shares outstanding - diluted	121,159	123,228	119,841	120,529	121,909	122,329	122,855

Supplemental Information - Q4 2017 30

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties

Unaudited (in thousands)

	Twelve Months Ended		Three Months Ended				
	12/31/2017	12/31/2016	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Net Income	$ 176,041	$ 84,281	$ (1,348)	$ 101,534	$ 1,133	$ 74,722	$ 27,400
Interest expense (net)	58,187	67,538	16,147	13,690	13,785	14,565	15,158
Interest income from development authority bonds	(7,200)	(7,200)	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Income tax (benefit) expense	(213)	445	165	3	7	(388)	58
Depreciation	80,394	108,543	19,865	18,501	20,423	21,605	24,026
Amortization	32,403	56,775	7,885	6,870	8,191	9,457	13,873
Adjustments included in loss from unconsolidated joint venture	29,726	17,213	11,999	9,286	4,233	4,208	4,216
EBITDA	$ 369,338	$ 327,595	$ 52,913	$ 148,084	$ 45,972	$ 122,369	$ 82,931
(Gain) loss on sale of real estate assets	(175,518)	(72,325)	-	(102,365)	-	(73,153)	(22,242)
Loss on early extinguishment of debt	325	18,997	-	280	-	45	-
Adjusted EBITDA	$ 194,145	$ 274,267	$ 52,913	$ 45,999	$ 45,972	$ 49,261	$ 60,689
Asset & property management fee income	(3,782)	(2,122)	(1,656)	(1,154)	(498)	(474)	(467)
General and administrative - corporate	34,966	33,876	9,963	7,034	9,201	8,768	8,158
General and administrative - unconsolidated joint ventures	1,454	-	741	713	-	-	-
Straight line rental income (net)	(31,932)	(19,984)	(11,578)	(8,307)	(5,893)	(6,154)	(6,152)
Above/below lease market amortization, net	(494)	(4,244)	(93)	457	(271)	(587)	(611)
Adjustments included in loss from unconsolidated joint venture	425	(2,433)	885	930	(512)	(878)	(952)
Net Operating Income (based on cash rents)	$ 194,782	$ 279,360	$ 51,175	$ 45,672	$ 47,999	$ 49,936	$ 60,665
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (1)	(48,207)	(45,670)	(12,734)	(12,176)	(12,219)	(11,078)	(10,785)
Less Net Operating Income from:							
Acquisitions (2)	(10,222)	-	(8,729)	(1,493)	-	-	-
Dispositions (3)	(6,627)	(82,665)	379	(287)	(2,894)	(3,825)	(16,723)
Same Store Net Operating Income (based on cash rents) wholly-owned properties (4)	$ 129,726	$ 151,025	$ 30,091	$ 31,716	$ 32,886	$ 35,033	$ 33,157

(1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18).

(2) Reflects activity for the following properties acquired since January 1, 2016, for all periods presented: 1800 M Street (55% share), 218 West 18th Street, 245-249 West 17th Street, and 114 5th Avenue (49.5% share).

(3) Reflects activity for the following properties sold since January 1, 2016, for all periods presented: University Circle (22.5% share), 333 Market Street (22.5% share), Key Center Tower, Key Center Marriott, 5 Houston Center, Energy Center, 515 Post Oak, SanTan Corporate Center, Sterling Commerce, 80 Park Plaza, 9127, 9189, 9191 & 9193 S. Jamaica Street, 800 North Frederick, and 100 East Pratt.

(4) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q4 2017 31

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties

Unaudited (in thousands)

	Twelve Months Ended		Three Months Ended				
	12/31/2017	12/31/2016	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Net Income	**$ 176,041**	**$ 84,281**	**$ (1,348)**	**$ 101,534**	**$ 1,133**	**$ 74,722**	**$ 27,400**
Interest expense (net)	58,187	67,538	16,147	13,690	13,785	14,565	15,158
Interest income from development authority bonds	(7,200)	(7,200)	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Income tax (benefit) expense	(213)	445	165	3	7	(388)	58
Depreciation	80,394	108,543	19,865	18,501	20,423	21,605	24,026
Amortization	32,403	56,775	7,885	6,870	8,191	9,457	13,873
Adjustments included in loss from unconsolidated joint venture	29,726	17,213	11,999	9,286	4,233	4,208	4,216
EBITDA	**$ 369,338**	**$ 327,595**	**$ 52,913**	**$ 148,084**	**$ 45,972**	**$ 122,369**	**$ 82,931**
(Gain) loss on sale of real estate assets	(175,518)	(72,325)	-	(102,365)	-	(73,153)	(22,242)
Loss on early extinguishment of debt	325	18,997	-	280	-	45	-
Adjusted EBITDA	**$ 194,145**	**$ 274,267**	**$ 52,913**	**$ 45,999**	**$ 45,972**	**$ 49,261**	**$ 60,689**
Asset & property management fee income	(3,782)	(2,122)	(1,656)	(1,154)	(498)	(474)	(467)
General and administrative - corporate	34,966	33,876	9,963	7,034	9,201	8,768	8,158
General and administrative - unconsolidated joint ventures	1,454	-	741	713	-	-	-
Adjustments included in loss from unconsolidated joint venture	2,092	80	1,209	853	9	21	8
Net Operating Income (based on GAAP rents)	**$ 228,875**	**$ 306,101**	**$ 63,170**	**$ 53,445**	**$ 54,684**	**$ 57,576**	**$ 68,388**
Same Store Net Operating Income (based on GAAP rents)							
CXP Ownership of Properties in Unconsolidated Joint Ventures (1)	(51,665)	(49,522)	(13,147)	(13,079)	(13,099)	(12,340)	(12,050)
Less Net Operating Income from:							
Acquisitions (2)	(10,793)	-	(10,260)	(533)	-	-	-
Dispositions (3)	(6,847)	(92,240)	379	(292)	(2,998)	(3,936)	(16,170)
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (4)	**$ 159,570**	**$ 164,339**	**$ 40,142**	**$ 39,541**	**$ 38,587**	**$ 41,300**	**$ 40,168**

(1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18).

(2) Reflects activity for the following properties acquired since January 1, 2016, for all periods presented: 1800 M Street (55% share), 218 West 18th Street, 245-249 West 17th Street, and 114 5th Avenue (49.5% share).

(3) Reflects activity for the following properties sold since January 1, 2016, for all periods presented: University Circle (22.5% share), 333 Market Street (22.5% share), Key Center Tower, Key Center Marriott, 5 Houston Center, Energy Center, 515 Post Oak, SanTan Corporate Center, Sterling Commerce, 80 Park Plaza, 9127, 9189, 9191 & 9193 S. Jamaica Street, 800 North Frederick, and 100 East Pratt.

(4) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q4 2017 32

Supplemental Information - Q4 2017 33 EBITDA: EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is a reasonable measure of our liquidity. EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. Columbia Property Trust, Inc. Definitions - Non-GAAP Financial Measures Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Cash Flow from Operations to exclude (i) changes in assets and liabilities resulting from timing differences (ii) additional amortization of lease assets (liabilities), (iii) straight-line rental income, (iv) gain (loss) on interest rate swaps, (v) recurring capital expenditures, and adding back (vi) stock based compensation expense and (vii) non-cash interest expense. Because AFFO adjusts for income and expenses that we believe are not reflective of our core operations, we believe AFFO provides useful supplemental information. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net cash flows from operating activities or net income. Adjusted EBITDA: Adjusted EBITDA is defined as net income before interest, taxes, depreciation and amortization and incrementally removing any impairment losses, gains or losses from sales of property, real estate acquisition-related costs, discontinued operations adjustments, or other extraordinary items. We do not include impairment losses in this measure because we feel these types of losses create volatility in our earnings and make it difficult to determine the earnings generated by our ongoing business. We believe adjusted EBITDA is a reasonable measure of our liquidity. Adjusted EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate adjusted EBITDA differently and our calculation should not be compared to that of other REITs. Annualized Lease Revenue (“ALR”): ALR is the sum of (i) annualized rental payments (defined as base rent plus operating expense reimbursements, excluding rental abatements) for executed and commenced leases as well as leases executed but not yet commenced for vacant space, and (ii) annualized parking revenues, payable either under the terms of an executed lease or vendor contract. ALR excludes rental payments for executed leases that have not yet commenced for space covered by an existing lease. Maintenance Capital: Capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Maintenance capital excludes capital for recent acquisitions and first generation leasing. Investment Capital: Capital expenditures incurred to lease space to first generation tenants; to lease space that has been vacant for more than one year; to expand or repurpose building functionality in our existing portfolio; and to bring properties up to our ownership standards. We establish our ownership standards based on Class A office property characteristics typical for the respective local market, including level of finishes, systems, accessibility, and defined market presence. All costs incurred within 36 months of acquisition are considered Investment Capital. Funds From Operations (“FFO”): FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Normalized FFO: We calculate Normalized FFO by starting with FFO, as defined by NAREIT, and adjusting for certain items that are not reflective of our core operations, including: (i) real estate acquisition-related costs, (ii) listing costs, (iii) loss on interest rate swaps and (iv) loss on early extinguishment of debt. Such items create significant earnings volatility. We believe Normalized FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Normalized FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income; therefore, it should not be compared to other REITs' equivalent to Normalized FFO. Net Operating Income (based on cash rents) (“NOI - cash rents”): NOI - cash rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) non-cash property operations, (v) straight-line rental income, and (vi) net effect of above/(below) market amortization. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - cash rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Net Operating Income (based on GAAP rents) (“NOI - GAAP rents”): NOI - GAAP rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, and (iii) interest expense associated with interest rates swaps. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - GAAP rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Same Store Net Operating Income (“Same Store NOI”): Same Store NOI is calculated as the NOI attributable to the properties continuously owned and operating for the entirety of the reporting periods presented. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs. Definitions - Other